Exhibit 10.72

GUARANTEED SUPPLY AGREEMENT

This is a Guaranteed Supply Agreement dated 7/26/2010 between Marathon Petroleum Company LLC (“MPC”), a Delaware limited liability company with offices at 539 South Main Street, Findlay, Ohio 45840 and The Pantry, Inc. (“PANTRY”) with offices at 305 Gregson Drive, Cary, NC 27511.

1. Definitions. “Products” shall mean the following, individually or collectively: [***] consisting of [***], within the [***] consisting of [***], within the [***],[***] consisting of [***], within the [***], and [***], as those products are routinely offered at the Designated Terminals, as defined below, together with any [***] meeting the requirements of Section 9(B). ([***], and [***] may collectively be referred to as [***]) “Designated Terminals” means those light products terminals, owned and/or operated by MPC, or a third party, that are designated by MPC in its commercially reasonable discretion, which designation shall be made in writing on or before the first day of the Term, and is subject to change on a [***] basis from time to time, provided that any modification is made in writing on or before [***], and further provided that any substituted or added terminal shall be located no farther than [***]. “MCA” means the certain Master Conversion Agreement by and between MPC and PANTRY, with a term commencing July 1, 2010.

2. Term. The term of this Agreement is from 9/1/2010 to 12/31/2017, inclusive.

3. Quantity. During the Term, MPC shall supply and PANTRY shall purchase PANTRY’s volume requirements each [***] for its [***] at the Designated Terminals. (As of the date of this Agreement, PANTRY estimates such volume requirements to be approximately [***] gallons per [***] of [***] and [***] gallons per [***] of [***] and/or [***].) If PANTRY’s volume requirements in any given [***], then [***] shall be [***] to [***] the [***] during the [***] to meet the [***] of the [***]. The Products purchased under this Agreement shall not be delivered to any location other than the [***].

4. Price. The price for any given load of Product at a Designated Terminal shall be [***] in effect at the Designated Terminal as of [***]. PANTRY acknowledges and agrees that MPC may use the [***] to manage liftings when MPC’s Product supply at a Designated Terminal is limited and PANTRY waives the right to claim that this method of pricing is unfair, anti-competitive, tortious, or a breach of contract.

5. [***].

(A)           [***].

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(1) Volumes Eligible for [***]:[***]. In any [***] between [***] in which PANTRY purchases [***] gallons of [***] directly from MPC at the Designated Terminals, [***] will pay [***] on each gallon of [***] purchased by PANTRY from MPC at the Designated Terminals, [***] gallons of [***] so purchased in the [***]. The per gallon [***] with respect to a gallon of [***] so purchased in a [***] will be calculated in accordance with the [***].

(2) Volumes Eligible for [***]:[***] – December 31, 2017. In any [***] between [***] and December 31, 2017 in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] purchased directly from MPC at the Designated Terminals, [***] gallons so purchased [***] will pay [***] on each gallon of [***] purchased by PANTRY from MPC at the Designated Terminals, [***] gallons of [***] so purchased in the [***]. The per gallon [***] with respect to a gallon of [***] so purchased in a [***] will be calculated in accordance with the [***].

(3) Calculation of [***].

(a)	The calculation of the [***] per each gallon of [***] for a [***] shall be as follows:

[***]

In illustration, and not in limitation of the foregoing, [***].

(b)	The calculation of the [***] per each gallon of [***] for a [***] shall be as follows:

[***]

In illustration, and not in limitation of the foregoing, [***].

(c)	The calculation of the [***] per each gallon of [***] for a [***] shall be as follows: X = A – B, where:

[***]

In illustration, and not in limitation of the foregoing, [***].

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Manner of Computation. For the [***] set forth in this Section 5(A), all of the following conventions shall apply:

(a)	[***] will be used in the formulas above during the period [***], regardless of the gasoline “type” product purchased.

(b)
for the “[***]” portion of all formulas set forth in this Section 5(A), [***] shall be [***] using the [***] as used by [***], and in the event [***] that was [***] will notify [***] of the [***] following [***] of the [***] shall be [***] on the [***];

(c)	for the “[***]” portion of all formulas set forth in this Section 5(A), [***];

(d)	the pricing data used in [***] formulas for all Products [***]; and

(e)	if the [***] that a [***] for [***] to such [***] will be [***].

(4) [***]. Any term, condition or provision of this Agreement to the contrary notwithstanding, PANTRY agrees and acknowledges that:

(a)
[***] shall be [***] with respect to any gallons of [***] purchased by PANTRY at the Designated Terminals in any [***] between [***] in which PANTRY [***] of [***] from MPC at the Designated Terminals;

(b)
[***] shall be [***] with respect to any gallons of [***] purchased by PANTRY at the Designated Terminals in any [***] between [***] December 31, 2017, in which [***] (i) the gallons of PANTRY’s purchases of [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY’s purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in the [***] or [***];

(c)	[***] shall be [***] with respect to any gallons of [***] purchased directly from the Designated Terminals in any [***] in [***] of [***] so purchased; and

(d)	[***] shall be [***] with respect to gallons of [***] in the [***] or delivered to any motor fuel retail outlet [***].

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(B)           [***] and/or [***].

(1) Volumes Eligible for [***] and [***]:[***]. In any [***] between [***] in which PANTRY purchases [***] of [***] and/or [***] directly from MPC at the Designated Terminals, [***] will pay [***] on each gallon of [***] and/or [***] so purchased, [***] of [***] and/or [***] so purchased in the [***]. The per gallon [***] with respect to a gallon of [***] and/or [***] so purchased in a [***] will be calculated in accordance with [***].

(2) Volumes Eligible for [***] and [***] – December 31, 2017. In any [***] between [***] and December 31, 2017 in which [***]of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] and/or [***] purchased directly from MPC at the Designated Terminals, [***] gallons so purchased [***] will pay [***] on each gallon of [***] and/or [***] so purchased, [***] gallons of [***] and/or [***] so purchased in the [***]. The per gallon [***] amount to be paid with respect to a gallon of [***] and/or [***] so purchased in a [***] will be calculated in accordance with the [***].

(3)	Calculation of [***] and/or [***].

The calculation of the [***] per each gallon of [***] and/or [***] for a [***] shall be as follows:

[***]

In illustration, and not in limitation of the foregoing, [***].

(4) Manner of Computation. For the [***] set forth in this Section 5(B), all of the following conventions shall apply:

(a)	for the “A” portion of the formula, the [***] shall be [***] using the [***] as used by [***] on or before [***];

(b)	for the “B” portion of the formula, [***] shall be [***];

(c)	the [***] used in the [***] for all Products will be [***]; and

(d)	if the [***] then the [***] will be [***].

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(5) [***]. Any term, condition or provision of this Agreement to the contrary notwithstanding, PANTRY agrees and acknowledges that:

(a)
[***] shall be [***] with respect to any gallons of [***] and/or [***] purchased by PANTRY at the Designated Terminals in any [***] between [***], in which [***] gallons of [***] and/or [***] from MPC at the Designated Terminals;

(b)
[***] shall be [***] with respect to any gallons of [***] and/or [***] purchased by PANTRY at the Designated Terminals in any [***] between [***] and December 31, 2017, in which [***] (i) the gallons of PANTRY’s purchases of [***] and/or [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY’s purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in the [***];

(c)	[***] shall be [***] with respect to any gallons of [***] and/or [***] purchased directly from the Designated Terminals in any [***]; and

(d)	[***] shall be [***] with respect to gallons of [***] and/or [***] in the [***] or delivered to any motor fuel retail outlet [***].

(C)           Payment of [***]. [***] earned [***] under this Agreement [***] will be [***] of the [***] following the [***] in which [***], subject to the following disclosure and reconciliation process. By the [***] of the [***] following the [***] will send [***] the calculations for that [***] and/or [***] for PANTRY to review. In the event PANTRY does not agree with the [***], PANTRY shall provide MPC with its own calculations not later than the [***] of the [***] for purposes of reconciliation. In the event the parties cannot agree on the proper reconciliation of such [***], [***] obligation [***] under this Agreement in [***], if any, will be suspended until the parties can agree on the [***], if any, under Section 16.

6. Public Disclosures. Each party will first give the other party notice and the opportunity to review and comment upon any public disclosure, statement or press release (whether or not required by law, regulation or stock exchange rule) about the transactions outlined in this summary of terms and/or the relationship between the parties prior to its disclosure to any third party, and the parties shall agree as to the content and timing of any such disclosure, statement or press release prior to its release, subject to deadlines imposed by applicable law for public reporting. Notice shall be provided at a time sufficient to allow a reasonable opportunity for

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

review and discussion in advance of such statutory or regulatory deadline. This provision shall survive the termination or expiration of this Agreement for a period of one (1) year.

7. [***]. Pursuant to the MCA, PANTRY has agreed to a joint image plan for all company operated PANTRY stores noted on Exhibits A & B to the MCA. [***], as defined in the MCA, will be [***] and will be [***] by an amount derived by [***] upon the [***] with the [***]. Should either this Agreement or the MCA terminate prior to expiration, the then unamortized balance will be payable to MPC.

8. Addition of [***] Stores. Upon MPC’s request, PANTRY agrees to add to Exhibit A to this Agreement any retail motor fuel outlet for which construction is completed between [***].

9. New Product in Market.

(A)	As used in this Section 9, the following terms shall have the corresponding meanings:

(1) “Compliant Additive” is an additive that is a “[***]” within the meaning of [***], that complies with applicable standard specifications published by [***], and that, when blended with gasoline, produces a blend that complies with all applicable federal state and local laws and regulations.

(2) “predominantly sold at [***]” means that [***] are [***] and [***] for [***] the [***] and the [***] comprises [***]; whereby [***] will [***] as to [***] in order to [***].

(3) “Geographic Area” shall mean the geographic area associated with a particular OPIS City posting.

(4) “Novel Product” is either (1) a [***]; or (2) a [***], which [***] (with respect to [***]) for [***] or the future [***].

(B)           In the event MPC elects to offer for sale, as an [***], either (1) a [***], excluding however, products meeting the ASTM D 5798 Standard Specification for Fuel Ethanol (Ed75-Ed85) for Automotive Spark-Ignition Engines ("E-85"); or (2) a [***] will [***] for [***] under [***] of [***], [***] the [***] set forth in [***] that [***] in the [***] would be [***] to [***] to the [***] for the [***].

(C)           In the event a Novel Product is predominantly sold at [***] in a Geographic Area, and [***] to [***], in a [***] will [***] for [***] or [***] under [***] of [***] by [***]

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

in [***] in such [***] the [***] set forth in [***] that [***] would be [***] the [***] for the [***] that [***] during such [***]:[***] a [***] for the [***] in the [***] and [***] demonstrates, to [***], that [***] has [***], or will be able to [***], the [***] and [***] to accommodate [***] in the [***].

10. Payment Terms. PANTRY will be eligible for payment terms of [***] for its purchases of Products during the Term.

11. Product Ratability. MPC will supply to PANTRY, and PANTRY will purchase from MPC, the agreed upon requirements of this Agreement by ratable lifting each [***].  Subject to good faith determination by MPC, if ratable purchasing is not occurring, MPC may, but is not obligated to, implement an allocation program for subsequent purchases of [***], [***], [***], and/or any [***] meeting the requirements of Section 9(B) during the [***].

12. Volume Limitation.

(A) If MPC anticipates or experiences a product shortage that MPC determines will require a limitation generally on the type or quantities of [***], [***], [***], and/or any [***] meeting the requirements of Section 9(B) or if such a limitation is recommended or imposed by any governmental authority, [***] a [***] or [***] for [***], and/or [***] supply of [***], and/or any [***] meeting the requirements of Section 9(B) among PANTRY and MPC’s other customers, or both. In such an event, MPC will not be required to make up product volumes that were unable to be supplied to PANTRY. However, in such a [***], PANTRY’s purchasing obligations and [***] under this Agreement will be reduced accordingly.

(B) Notwithstanding anything to the contrary in this Agreement, PANTRY may request, in writing, a [***] directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] at the Designated Terminals [***] on [***] (“[***] and [***]”) and the minimum volume referenced in Section 14(A) below, provided PANTRY demonstrates a loss of sales volume of [***] (as defined in the MCA) at the Retail Outlets (as defined in the MCA) and [***] at the outlets listed on Exhibit A and that [***] is the [***] (as defined in the attached [***]),[***], or [***], and not [***]. Reduction of the [***] and [***] and the minimum volume referenced in Section 14(A) below shall be made in increments of [***] gallons per [***] of [***] and [***] up to a maximum reduction of [***] gallons per [***], and for every reduction of [***] gallons per [***] of [***] and [***], the per gallon [***] as calculated in Section 5 above [***], up to a maximum [***] per gallon.

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The reduction in [***] and [***] and the minimum volume referenced in Section 14(A) below shall be applicable for the [***] commencing with the [***] in which PANTRY provides proof of such loss of sales volume. Upon PANTRY’s providing proof of such loss of sales volume, the reduction of the [***] and [***] and the minimum volume referenced in Section 14(A) below necessary to qualify for [***] will be documented by MPC in writing and consented to, by signature of authorized representative of PANTRY.

(C) Notwithstanding anything to the contrary in this Agreement, PANTRY may request, in writing, [***] directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] at the Designated Terminals [***] and [***] pursuant to this Agreement (“[***] and [***]”) and the minimum volume referenced in Section 14(B) below, provided PANTRY demonstrates a loss of sales volume of [***] at the Retail Outlets [***] and [***] at the outlets listed on Exhibit A and that [***] is the [***] (as defined in the attached [***], or [***], and not [***]. Reduction of the [***] and [***] and the minimum volume referenced in Section 14(B) below shall be made in increments of [***] gallons per [***] of [***] and [***] up to a maximum reduction of [***] gallons per [***], and for every reduction of [***] gallons per [***] of [***] and [***], the per gallon rebate amount as calculated in Section 5 above [***] per gallon. The reduction in [***] and Unbranded [***] and the minimum volume referenced in Section 14(B) below shall be applicable for the [***] commencing with the [***] in which PANTRY provides proof of such loss of sales volume. Upon PANTRY’s providing proof of such loss of sales volume, the reduction of the [***] and [***] and the [***] below [***] will be documented by MPC in writing and consented to, by signature of authorized representative of PANTRY.

13. [***].

(A) For any retail motor fuel outlets operated by PANTRY and for which the fuel supply agreement is [***] to [***] or [***]. PANTRY shall provide to MPC the information regarding such [***] sufficient for MPC’s review and analysis of [***], including but not limited to, [***], on or before the earlier of (a) the [***]; or (b) [***] shall have [***] with respect [***]. PANTRY shall have the right to accept or reject any offer made by MPC, or to make a counteroffer, in response to any offer made by MPC in accordance with this Section 13(A).

(B) In the event [***] in accordance with [***]e of whether [***] has [***] to the [***] or to [***] with [***] shall provide [***] with [***] to [***], and [***] a [***] of [***] in which to [***], and [***] to [***] for the [***] to the [***] and [***] (as defined in the [***]) or for [***], recognizing, however, that [***].

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

14. Termination Events. MPC may terminate this Agreement immediately if any of the following events occur:

(A) the failure of PANTRY to purchase a total of at least [***] gallons of [***] and/or [***] (as defined in the MCA) directly from MPC at the Designated Terminals and deliver same to the [***] and the Retail Outlets, as defined in the MCA, during [***], subject to the provisions of Section 12 (A) and (B) hereof and Sections 13 and 14(A) of the MCA;

(B) the failure of PANTRY to purchase a total of [***] gallons of [***], [***] and/or [***] (as defined in the MCA) directly from MPC at the Designated Terminals and deliver same to the [***] and the Retail Outlets, as defined in the MCA, during [***], subject to the provisions of Section 12 (A) and (C) hereof and Sections 13 and 14(B) of the MCA;

(C) the assignment by PANTRY of any of its rights or interests, in whole or in part, or the delegation by PANTRY of any of its duties, under this Agreement without the prior written consent of MPC; or

(D) the occurrence of any material breach or nonperformance by PANTRY of any of its respective obligations under this Agreement that is not cured within thirty (30) days following the date written notice of breach or nonperformance is sent, via certified mail, return receipt requested, by MPC to PANTRY.

15. Security. PANTRY agrees to provide a standby letter of credit issued in favor of MPC by a bank approved by MPC on such terms and conditions acceptable to MPC, and in an amount sufficient to secure payment of all Products purchased by PANTRY and unpaid pursuant to this Agreement, including the amount of any payment for which MPC is awaiting confirmation, including without limitation any confirmation period for electronic funds transfer initiated by MPC. In the event PANTRY does not provide such standby letter of credit, MPC may, at its sole discretion, discontinue further sales or shipments of Products until such letter of credit is provided or, in the case of draws or expiration, until such letter of credit is restored.

16. Annual Look-back. Notwithstanding any other provision of this Agreement, in the [***], in the event [***] pursuant to Section 4 of the [***] or Section 5 of this Agreement in any [***] due to [***]. For any [***] including one or more [***] in which [***] to [***] the [***] for [***] shall [***] than [***] following the end of the relevant calendar year, whether [***] or [***], as applicable. If the [***] or [***], as applicable to the [***], was [***] for the [***] in which [***] of [***] and [***] in the [***] and [***] in the [***], or [***], as applicable. The [***] shall be that [***] had the [***] for [***] such [***] been [***]. Notwithstanding any

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

other provision of this Agreement, [***] shall [***], in the form of [***], any [***] on or before the [***].

17. General. (A) THE ATTACHED PRODUCT SALES TERMS ARE PART OF THIS AGREEMENT, but the terms herein shall prevail over any conflicting terms in the Product Sales Terms. (B) PANTRY has the right to disclose the terms and conditions contained herein with its agents, employees, directors and officers with a need to know, however these terms and conditions are confidential, and any unauthorized disclosure by PANTRY without the express written consent of MPC is a material breach of this Agreement. (C) MPC shall have the right to inspect the books and records of PANTRY to verify PANTRY’s purchases under this Agreement. PANTRY shall maintain its books and records in such manner as to allow MPC, upon inspection thereof, to verify the accuracy of PANTRY’s purchases. Inspection of books and records shall be made only after reasonable notice to PANTRY.

Marathon Petroleum Company LLC                                                                 The Pantry, Inc.

By:           /s/ G.R. Heminger                                                By:           /s/ Terrance Marks
G. R. Heminger                                                                      Terrance Marks
Title:           President                                                           Title:           President and Chief Executive Officer

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

STATE OF  NC      )
                    ) SS.
COUNTY OF         Wake   )

On this 21st day of July, 2010, before me, the undersigned Notary Public in and for said County and State, came Terrance Marks, who, being first duly sworn, did say that he  is the President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this Guaranteed Supply Agreement on behalf of and with the authority of said corporation with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Traca N. Williamson
Notary Public
My Commission expires:

9/25/2013
(SEAL)

STATE OF   Ohio      )
              ) SS.
COUNTY OF     Hancock   )

On this 26th day of July, 2010, before me, the undersigned Notary Public in and for said County and State, came G. R. Heminger, being the President of Marathon Petroleum Company LLC, a Delaware limited liability company, who did say, under oath, that he executed this Guaranteed Supply Agreement on behalf of and with the authority of said limited liability company, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Teresa J. Werling
Notary Public
My Commission expires:

5-5-14
(SEAL)

(Rev. 6/03/10)
PRODUCT SALES TERMS

These terms shall apply to any agreement to which they are attached, in which they are incorporated by reference, or which is found on the other side of these terms. That agreement and these terms are collectively referred to below as the “Agreement”, and the term “Products” refers to the petroleum products sold by Marathon Petroleum Company LLC (“Seller”) under the Agreement to the buyer identified in the Agreement (“Buyer”).

1. Payment. Payment terms are subject to change by Seller at any time. If Seller does not receive payment when due, it may impose a late payment charge not to exceed the maximum amount allowed by law. PAYMENTS TENDERED IN FULL SETTLEMENT OF A DISPUTED AMOUNT MUST BE SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO: COMMERCIAL CREDIT MANAGER, MARATHON PETROLEUM COMPANY LLC, 539 SOUTH MAIN STREET, FINDLAY, OHIO 45840. Seller may set off amounts owed by Buyer to it or its subsidiaries or affiliates against amounts owed by it to Buyer.

2. Taxes. Buyer shall pay, and indemnify Seller for, all taxes, fees, duties, environmental levies, and other charges (whether imposed on manufacture, processing, use, purchase, sale, resale, delivery, receipt, title transfer, inspection, removal from storage, measurement or passage through a measurement device, receipt of payment, or other activity, and regardless of when imposed) relating to Products, or their raw materials or feedstocks. The sole exception to this obligation are taxes based on Seller’s net income or worth.

3. Delivery. All sales shall be [***] stated in the Agreement, unless the Agreement clearly provides otherwise. Title and risk of loss shall pass to Buyer at [***]. Title and risk of loss shall not be affected by Seller’s ownership of the transportation assets, arrangement of shipment, and/or pre-payment or collection of shipment expenses from Buyer. Seller shall have no obligation to deliver Product [***].

Where the Agreement clearly provides that delivery is [***]. Where shipment is by railcar, [***]. Buyer shall pay and be responsible [***].

4. Quantity and Inspection. Quantities shall be determined by (in order of preference) calibrated meters; terminal tank gauges or shoretank downgauges; or any applicable ASTM method. Quantities may be temperature-adjusted to 60°F, at Seller’s option, using built-in temperature compensators or ASTM tables. Either party may require that Product quantity and quality be determined by a jointly-selected, licensed petroleum inspector, whose findings shall be conclusive. Customary inspection costs shall be shared equally, but additional services shall be paid for by the party requesting them.

5. Compliance With Laws. Buyer, its agents, and its carriers shall comply with all laws, regulations, and standards applicable to the sale, delivery, transportation, storage, use, and disposition of Products, and Buyer shall not deliver, or allow to be delivered, to an RVP or RFG control area any Product that would be in violation of U.S. EPA regulations applicable to that area. Buyer shall require similar commitments from its purchasers. Blend-Grade gasoline is for use as blending component only.

6. Safety and Health. Buyer has received Material Safety Data Sheets and other information about the safety and health aspects of Products, shall communicate this information to its employees, agents, carriers and customers, and shall require them to further communicate this information in a like manner.

7. Warranties. Seller warrants that Products shall meet either the applicable Seller, AASHTO (for asphalt), or emergency specifications and that it has good title to Products, free of all liens. THIS WARRANTY IS IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Seller shall, at its option and its cost (including expense of return and re-delivery), remedy the defect in, replace, or refund the purchase price of, any Product that fails to meet this warranty. THIS IS BUYER’S EXCLUSIVE REMEDY FOR BREACH OF WARRANTY.

8. Claims. All claims must be in writing. Product quality or quantity claims must be delivered to Seller within 30 days after delivery of the Product, and all other claims by Buyer must be delivered to Seller within 60 days after the event giving rise to the claim. Buyer shall preserve, and permit Seller to inspect and sample, the subject Product. ANY LAWSUIT AGAINST

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SELLER WHICH INVOLVES THIS AGREEMENT OR THE SALE OF PRODUCTS MUST BE BROUGHT WITHIN ONE YEAR AFTER THE CAUSE OF ACTION ACCRUES.

9. Limitation of Liability. IN NO EVENT SHALL SELLER’S LIABILITY FOR DAMAGES (WHETHER ARISING FROM BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE) EXCEED THE PURCHASE PRICE OF THE PRODUCT CONCERNED NOR SHALL SELLER BE LIABLE FOR PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10. Force Majeure and Allocation. Each Party shall be excused from its obligations under this Agreement to the extent and for the period of time that the Party is unable to perform because of any cause or condition reasonably beyond its control including, but not limited to, any law or regulation issued by any government or governmental or quasi-governmental agency or any judgment or judicial, executive or administrative order or decree, whether or not ultimately held to be valid; fire; flood; storm; earthquake; war; civil disturbance; labor troubles, including strikes and boycotts; blockade or embargo. Further, if Seller at any time decides that its Product supply is insufficient to meet the actual or forecasted needs of Seller, its divisions and subsidiaries, and its and their customers (whether under contract or not), Seller may allocate its supply among all of them in any fair and reasonable manner determined by Seller.

11. Indemnity. Buyer shall indemnify and defend Seller and its employees and agents against any loss, claim, liability (actual or alleged), fine, or expense (including court costs, attorney fees, and litigation expenses), of any kind (including those based in tort, warranty, or strict liability), arising out of, or in connection with any failure of Buyer to comply with the Agreement, or any act or failure to act in the handling, storage, transportation, resale, or other use, by Buyer or others, of a Product sold under the Agreement. The only exception to this obligation is when Seller’s negligence or intentional misconduct is determined by a court to be the sole cause of the damage. In responding to any third-party claims, Seller may select an attorney and may enter into any settlement without affecting this obligation.

12. Default. Seller may terminate this Agreement in the event of a material default by Buyer which is not cured within 10 days after notice of default is given. Seller may also terminate this Agreement at once (and Buyer shall have no right to cure) if Buyer either fails to pay any amount when due or violates the provisions of paragraph 14 below. The right to terminate is in addition to any other remedy that may be available. A waiver of a default in one instance does not extend to any subsequent default.

13. Export Sales. For any Product that will be exported from the U.S.A. by Buyer, Seller reserves all rights as a manufacturer under 19 U.S.C. §1313 and related regulations and reserves all rights to claim drawback. Buyer shall provide Seller with each Shipper’s Export Declaration when and as made, and any other information needed by Seller for the timely and accurate filing of Seller’s claim.

14. Trademarks. Buyer shall not use Seller’s name, trade or service marks, or trade dress in any way with regard to the Products.

15. General. (A) The sale of Products to Buyer, and the Agreement, shall be governed by Ohio law, excluding its conflict of laws provisions and the United Nations Convention on Contracts for the International Sales of Goods. (B) Buyer’s obligations in paragraphs 2, 5, 6, 11, and 13 above shall survive termination of the Agreement. (C) The invalidity or unenforceability of any part of the Agreement shall not affect the validity or enforceability of its remaining provisions. (D) The Agreement, and any rights or duties under it may not be assigned or delegated by Buyer; any attempted assignment or delegation by Buyer shall be void. (E) No claim or notice required by the Agreement to be given to Seller shall be valid unless sent by certified mail return receipt requested or by a national overnight courier service to Seller addressed as follows: Manager, Wholesale Marketing, Marathon Petroleum Company LLC, 539 South Main Street, Findlay, Ohio 45840. (F) No amendment or modification of the Agreement shall be valid unless made in a writing signed by authorized representatives of both parties. (G) The Agreement, the PSA, and the MCA contain the entire agreement of the parties with respect to its subject matter.

EXHIBIT A
to
GUARANTEED SUPPLY AGREEMENT
by and between Marathon Petroleum Company LLC
and The Pantry, Inc.

Pantry Store #	Street Address	City	State
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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.